SECOND QUARTER 2015 FINANCIAL REVIEW



Checkpoint

Supplemental Presentation Materials
August 3, 2015

Results are based on preliminary, unaudited financials

Forward-Looking Statements

This presentation includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," or "will." By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the impact upon operations of accounting policies review and improvement; the impact upon operations of legal and compliance matters or internal controls review, improvement and remediation, including the detection of wrongdoing, improper activities, or circumvention of internal controls; our ability to successfully implement our strategic plan; our ability to manage growth effectively including our ability to integrate acquisitions and to achieve our financial and operational goals for our acquisitions; changes in economic or international business conditions; foreign currency exchange rate and interest rate fluctuations; lower than anticipated demand by retailers and other customers for our products; slower commitments of retail customers to chain-wide installations and/or source tagging adoption or expansion; possible increases in per unit product manufacturing costs due to less than full utilization of manufacturing capacity as a result of slowing economic conditions or other factors; our ability to provide and market innovative and cost-effective products; the development of new competitive technologies; our ability to maintain our intellectual property; competitive pricing pressures causing profit erosion; the availability and pricing of component parts and raw materials; possible increases in the payment time for receivables as a result of economic conditions or other market factors; our ability to comply with covenants and other requirements of our debt agreements; changes in regulations or standards applicable to our products; our ability to successfully implement global cost reductions in operating expenses including, field service, sales, and general and administrative expense, and our manufacturing and supply chain operations without significantly impacting revenue and profits; our ability to maintain effective internal control over financial reporting; risks generally associated with information systems upgrades and our company-wide implementation of an enterprise resource planning (ERP) system and additional matters disclosed in our Securities and Exchange Commission filings.

We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) changes in economic or international business conditions including foreign currency exchange rate and interest rate fluctuations; (2) our ability to successfully implement our strategic plan; (3) our ability to manage growth effectively including our ability to integrate acquisitions and to achieve our financial and operational goals for our acquisitions, and (4) lower than anticipated demand by retailers and other customers for our products including slower commitments of retail customers to chain-wide installations and/or source tagging adoption or expansion.

For a more detailed discussion of these and other factors, see "Risk Factors" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in our 2014 Form 10-K, filed on March 5, 2015 with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Second Quarter 2015 Highlights

Revenue and earnings in line with expectations

- ✓ 5.1% constant currency revenue decline, despite difficult year-over-year comparison
- ✓ Adjusted EBITDA of $12.9 million *

Merchandise Visibility™ revenue continues to grow at rapid pace

- ✓ Total RFID revenues grew 29% at constant currency (+34% YTD)
- ✓ Increasing market share of RFID labels with sales up more than 20%

Company maintains current guidance

- ✓ Marginal benefit of new contract in 2015 offsetting pricing headwinds in ALS
- ✓ Overall expectations remain within prior guidance ranges

*See accompanying reconciliation of GAAP to Non-GAAP financial measures.

New Customer Wins Inspired by RFID

Checkpoint is gaining market share on multiple fronts

- ✓ Secured a new contract with a major Asian retailer to swap out a competitor's systems for a suite of Checkpoint products over 2H 2015 and 2016
  - ✓ EAS Systems, Alpha®, ambitious RF source tagging program
  - ✓ Path to RFID upgrade with initial pilot underway
- ✓ In North America, secured RF EAS Systems upgrade to dual RF/RFID-capable hardware
  - ✓ Next step in customer evolution to chain-wide RFID for both Merchandise Visibility™ and traditional loss prevention
  - ✓ Demonstrates "land-and-expand" strategy as many retailers take an incremental approach to RFID deployment
- ✓ In Europe, expanding RFID deployment in 150 stores and distribution centers with a large existing customer
  - ✓ Slightly different RFID migration path – executing one geography at a time

Share Repurchase Authorization

Board of Directors authorizes repurchase of up to $30 million of common stock over the next two years

- ✓ Reflects our confidence in the Company’s financial strength and long-term growth trajectory
- ✓ Reflects our commitment to allocate capital in order to maximize shareholder value
- ✓ Maintains the financial flexibility to support organic investments and to pursue strategic acquisitions as opportunities arise

Segment Financial Performance

($000s)

			% Change	
	2Q15	2Q14	Reported	Constant Currency
Net Revenues:				
Merchandise Availability Solutions	$91,327	$111,478	-18.1%	-9.1%
Apparel Labeling Solutions	46,942	47,659	-1.5%	3.8%
Retail Merchandising Solutions	9,281	11,788	-21.3%	-3.5%
Total Checkpoint	**$147,550**	**$170,925**	**-13.7%**	**-5.1%**

	2Q15	2Q14	Reported Change (bps)
Gross Profit Margin:			
Merchandise Availability Solutions	47.2%	46.0%	120
Apparel Labeling Solutions	31.6%	36.2%	(460)
Retail Merchandising Solutions	38.1%	33.9%	420
Total Checkpoint	**41.7%**	**42.4%**	**(70)**

Foreign Exchange Headwinds

More than two-thirds of Checkpoint's revenues are denominated in foreign currencies

	2Q14	3Q14	4Q14	1Q15	2Q15	% Change
Euro	$1.371	$1.357	$1.330	$1.131	$1.119	-18.4%
Japanese Yen	102.5	102.9	105.5	119.2	120.2	-14.8%
Australian Dollar	$0.915	$0.919	$0.903	$0.789	$0.783	-14.4%
Chinese Yuan	6.139	6.145	6.143	6.136	6.113	0.4%
British Pound	$1.669	$1.670	$1.649	$1.517	$1.524	-8.7%
Mexican Peso	13.104	13.104	13.278	14.932	15.115	-13.3%
Canadian Dollar	1.096	1.093	1.103	1.235	1.233	-11.1%

	YTD Average Exchange Rates			
	2015 Guidance	2014 Actual	YoY Variance	
Euro	$1.118	$1.330	-15.9%	*Highest % of Revenues*
Japanese Yen	122.0	105.5	-13.5%	
Australian Dollar	$0.775	$0.903	-14.2%	
Chinese Yuan	6.100	6.143	0.7%	*Highest % of Manufacturing Costs*
British Pound	$1.550	$1.649	-6.0%	
Mexican Peso	15.332	13.278	-13.4%	
Canadian Dollar	1.232	1.103	-10.5%	

APPENDIX


Checkpoint

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in millions)	Three Months Ended June 28, 2015		Three Months Ended June 29, 2014	
Net Revenues	$	147.6	$	170.9
GAAP operating (loss) income		(4.5)		13.0
Non-GAAP Adjustments:				
Restructuring expense		0.3		0.3
Litigation settlement		9.0		-
Adjusted Non-GAAP operating income	**$**	**4.8**	**$**	**13.3**
Other gain (loss), net (a)		-		(0.1)
Depreciation and amortization expense		6.5		6.3
Stock compensation expense		1.6		1.5
Adjusted EBITDA	**$**	**12.9**	**$**	**21.0**

(a) Represents other gain (loss), net per the Consolidated Statement of Operations less foreign exchange gain (loss).